MCI WORLDCOM, INC.


                               June 22, 1999

Henry Burkhalter
President and Chief Executive Officer
Wireless One, Inc.
1080 River Oaks Drive
Jackson, Mississippi 39208

          Re:  DIP FINANCING COMMITMENT
               ------------------------

Dear Henry:

          On June 17, the Debtor Wireless One, Inc. stated that the Debtor had serious short-term cash financing needs that must be resolved within a very short period of time. As an alternative to the Debtor locking itself into the $36 Million DIP Financing/Exit Financing facility presently being pursued by the Debtor, MCI WORLDCOM would be willing to facilitate an immediate increase in its existing DIP financing facility with the Debtor by an additional $5 Million to a maturity date for the entire DIP financing facility that would be mutually acceptable to the Debtor and MCI WORLDCOM.

          This obviously would have significant benefits to the Debtor and its reorganization process, including the Debtor's announced desire to maintain "flexibility" as to post-Chapter 11 capital structures that, according to the Debtor's public filings, are not yet even defined. As you know, MCI WORLDCOM is very concerned with the Debtor's continuing delays in proceeding to prompt confirmation of a plan of reorganization and exit from Chapter 11, particularly in light of the significant level of the Debtor's continuing operating losses.

          Nevertheless, if the Debtor insists on proceeding with locking itself into post-Chapter 11 financing at this time, MCI WORLDCOM proposes the following.

                         *   *   *   *   *   *   *



          Wireless One, Inc. (the "Parent"), debtor and debtor-in-possession under Title 11 of the United States Code (the "Bankruptcy Code"), and its subsidiaries and affiliates (together with the Parent each a "Company" and collectively, the "Companies") (i) have advised MCI WORLDCOM, Inc. that the Parent will require debtor-in-possession financing to repay the existing debtor in possession financing indebtedness of the Parent to MCI WORLDCOM, Inc. and for general working capital purposes of the Companies, and (ii) have requested that MCI WORLDCOM, Inc. or an affiliate (the "Lender") provide such financing. The Lender is pleased to advise you that the Lender is willing to provide the Companies with a term loan facility of $36,050,000 (the "Financing Facility") substantially on the terms and conditions set forth in the Outline of Proposed Terms and Conditions attached hereto as Exhibit A (the "Term Sheet"). The obligations of the Companies under the financing Facility will be secured by substantially all assets of the Companies including, without limitation, all accounts receivable, inventory, equipment, general intangibles and all other assets of the Companies. The Lender's commitment to provide the Financing Facility is subject in all respects to satisfaction of the terms and conditions contained in this commitment letter and in the Term Sheet.

          The Lender understands that the Bankruptcy Code and the applicable Bankruptcy Rules require the approval of, and entry of an order by, the United States Bankruptcy Court (the "Bankruptcy Court") having jurisdiction over the chapter 11 case of the Parent (the "Case") and at least 15 days' notice for approval of such financing pursuant to a final order by the Bankruptcy Court (the "Final Order") in form and substance satisfactory to the Lender.

          The Parent acknowledges that the Term Sheet is intended as an outline only and does not purport to summarize all the conditions, covenants, representations, warranties and other provisions which would be contained in definitive legal documentation for the Financing Facility.
The loan documentation for the Financing Facility will include, in addition to the provisions that are summarized in this commitment letter and the Term Sheet, provisions that, in the opinion of the Lender, are customary or typical for this type of financing transaction and are not inconsistent with the terms herein and in the Term Sheet.

          By its execution hereof and its acceptance of the commitment contained herein, the Parent agrees to indemnify and hold harmless the Lender and each of its assignees, its affiliates and its directors, officers, employees and agents (each an "Indemnified Party") from and against any and all losses, claims, damages, liabilities or other expenses to which such Indemnified Party become subject, insofar as such losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) or other expenses arise out of or in any way relate to or result from, this letter, or in any way arise from any use or intended use of this letter, and the Parent agrees to reimburse each Indemnified Party for any legal or other expenses incurred in connection with investigating, defending or participating in any such loss, claim, damage, liability or action or other proceeding (whether or not such Indemnified Party is a party to any action or proceeding out of which indemnified expenses arise), but excluding therefrom the fees of the Lender's in-house counsel and other in-house advisors and all expenses, losses, claims, damages and liabilities which are finally determined in a non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Party; PROVIDED HOWEVER, that in the event that the Financing Facility does not close, the Companies' liability to the Lender in connection herewith shall be limited to the payment of the Commitment Fee (as defined below) and of the Lender's expenses as set forth below. In the event of any litigation or dispute involving this commitment letter, the Lender shall not be responsible or liable to any Company or any other person for any special, indirect, consequential, incidental or punitive damages. In addition, the Parent agrees to reimburse the Lender for all reasonable fees and expenses (the "Expenses") incurred by or on behalf of the Lender in connection with the negotiation, preparation, execution and delivery of this commitment letter, the Term Sheet and any and all definitive documentation relating hereto and thereto, including, but not limited to, the reasonable fees and expenses of counsel to the Lender and the fees and expenses incurred by the Lender in connection with any due diligence, collateral reviews and field examinations. The obligations of the Parent under this paragraph shall remain effective whether or not definitive documentation is executed and notwithstanding any termination of this commitment letter.

          There is no requirement of a $100,000 deposit for the Lender's out-of-pocket expenses. A non-refundable commitment fee (the "Commitment Fee") in an amount equal to one percent (1%) of the amount of the Financing Facility, shall be earned in full on the date on which the Parent accepts this commitment letter and such Commitment Fee is approved by the Bankruptcy Court, shall constitute an allowed administrative expense in the Case under section 503(b) of the Bankruptcy Code and shall be payable on the earlier of (i) the Closing Date and (ii) the date of substantial consummation (as defined in section 1101(2a) of the Bankruptcy Code) of a plan of reorganization in the Case.

          The Lender's commitment to provide the Financing Facility is subject to (i) the negotiation, execution and delivery of definitive loan documentation in form and substance reasonably satisfactory to Lender and its counsel, (ii) the satisfaction of the Lender that since the date hereof there has not occurred or become known to the Lender any material adverse change with respect to the condition, financial or otherwise, business, operations, assets, liabilities or prospects of the Parent and the Companies, taken as a whole, other than the events resulting in the filing of the Case, as determined by the Lender in its sole discretion (a "Material Adverse Change"), (iii) such other conditions as are customary in transactions similar to the Financing Facility and are not inconsistent with the terms hereof and the Term Sheet and (iv) the entry of the Final Order. If at any time the Lender shall determine (in its sole and absolute discretion) that either (A) the Companies are unable to fulfill any condition set forth in this commitment letter or in the Term Sheet or (B) any Material Adverse Change has occurred, the Lender may terminate this letter by giving five days' prior written notice thereof to the Parent (subject to the obligation of the Parent to pay all fees, costs, expenses and other payment obligations expressly assumed by the Parent hereunder, which shall survive the termination of this letter).

          The Parent represents and warrants that (i) subject to clause
(ii) below, all written information and other materials concerning the Parent and the Companies (collectively, the "Information") which has been, or is hereafter, made available by, or on behalf of the Parent or any Company is, or when delivered will be, when considered as a whole, complete and correct in all material respects and does not, or will not when delivered, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statement has been made and (ii) to the extent that any such Information contains projections, such projections were prepared in good faith on the basis of
(A) assumptions, methods and tests stated therein which are believed by the Parent and the Companies to be reasonable and (B) information believed by the Parent and the Companies to have been accurate based upon the information available to the Parent or the Companies at the time such projections were furnished to the Lender.

          This commitment letter is delivered to the Parent upon the condition, that prior to the filing of this commitment letter with the Bankruptcy Court, neither the existence of this commitment letter or the Term Sheet, nor any of their contents, shall be disclosed by the Parent or any Company, except as may be compelled to be disclosed in a judicial or administrative proceeding or as otherwise required by law (including as may be required by the Bankruptcy Court) or, on a confidential and "need to know" basis, to the directors, officers, employees, advisors and agents of the Parent. The Parent agrees that (other than disclosure required by the Bankruptcy Court or otherwise by law) it will (i) consult with the Lender prior to the making of any filing in which reference is made to the Lender or the commitment contained herein, and (ii) obtain the prior approval (which approval shall not be unreasonably withheld) of the Lender before releasing any public announcement in which reference is made to the Lender or to the commitment contained herein. The Parent acknowledges that the Lender and its affiliates may now or hereafter provide financing or obtain other interests in other companies in respect of which the Parent or its affiliates may be business competitors, and that the Lender and its affiliates will have no obligation to provide to the Parent or any of its affiliates any confidential information obtained from such other companies.

          The offer made by the Lender in this commitment letter shall expire, unless otherwise agreed by the Lender in writing, at 5:00 p.m. (New York City time) on June 22 1999, unless prior thereto (A) the Bankruptcy Court has entered an order, in form and substance satisfactory to the Lender, authorizing and directing the Parent to execute this Commitment Letter and to be bound by the terms hereof (the "Commitment Order") and (B) the Lender has received a copy of this commitment letter, signed by the Parent accepting the terms and conditions of this commitment letter and the Term Sheet. The commitment by the Lender to provide the Financing Facility shall expire at 5:00 p.m. (New York City time) on July 21, 1999, unless on or prior to such date, definitive loan documentation shall have been agreed to in writing by all parties, and all conditions thereunder shall have been satisfied or waived by the Lender.

          Should the terms and conditions of the offer contained herein meet with your approval, please indicate your acceptance by signing and returning a copy of this letter to the Lender.

          This commitment letter, including the attached Term Sheet (i) supersedes all prior discussions, agreements, commitments, arrangements, negotiations or understandings, whether oral or written, of the parties with respect thereto, (ii) shall be governed by the law of the State of New York, without giving effect to the conflict of laws provisions thereof,
(iii) shall be binding upon the parties and their respective successors and assigns, (iv) may not be relied upon or enforced by any other person or entity, and (v) may be signed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. If this commitment letter becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury. This commitment letter may be amended, modified or waived only in a writing signed by the parties hereto.

          Notwithstanding anything herein in this commitment letter or the Term Sheet to the contrary, the obligations of the Parent and the Companies under their existing debtor in possession financing agreement with Lender shall not be modified, altered or otherwise affected by this commitment letter or the Term Sheet.


                              Very truly yours,

                              MCI WORLDCOM, INC.



                              By: /S/ SCOTT D. SULLIVAN
                                 --------------------------
                                   Name:
                                   Title:


Agreed and accepted on this
22nd day of June, 1999:


WIRELESS ONE, INC., debtor and
debtor-in-possession



By: /S/ HENRY BURKHALTER
   --------------------------
     Name:
     Title:
                                 EXHIBIT A

                             WIRELESS ONE, INC.

       OUTLINE OF PROPOSED TERMS AND CONDITIONS FOR FINANCING FACILITY

This outline of Proposed Terms and Conditions is part of the commitment letter, dated June 22, 1999 (the "Commitment Letter"), addressed to Wireless One, Inc., a debtor-in-possession under Chapter 11 of the Bankruptcy Code (the "Parent"), by MCI WORLDCOM, Inc. and is subject to the terms and conditions of the Commitment Letter. Capitalized terms used herein shall have the meanings set forth in the Commitment Letter unless otherwise defined herein.

BORROWERS:               The Parent and each direct and indirect subsidiary
                         of the Parent (collectively, the "Borrowers").

LENDER: MCI WORLDCOM, Inc. or an affiliate thereof, to be designated at closing. References to Lender herein shall relate solely to MCI WORLDCOM's status as the proposed Lender herein and shall in no event relate to, restrict or affect any other rights, relationships or claims, including the existing debtor-in-possession financing facility, that MCI WORLDCOM has or may have with or against the Borrowers.

FINANCING FACILITY:      A term loan of $36,050,000, all of which shall be
                         borrowed, and the proceeds of which shall be paid to the Parent, in a single borrowing on the Closing
                         Date (as defined below).

TERM: The Financing Facility is to be repaid in full at the earlier of (i) the date which is two years following the Closing Date and (ii) the substantial consummation (as defined in 11 U.S.C. <section>1101
                         (2)) of a plan of reorganization (a "Plan") in the Case which has not been approved by the Lender as set forth below (such earlier date, the "Maturity Date"). Any confirmation order entered in the Case shall not discharge or otherwise affect in any way any of the joint and several obligations of the Borrowers to the Lender or any other term, provision or condition of the Financing Facility, other than after the payment in full and in cash to the Lender of all obligations under the Financing Facility in accordance with the terms hereof, on or before the effective date of the Plan.

                         The Lender shall have the right to approve, or withhold approval of, the Plan in its sole and absolute discretion; PROVIDED HOWEVER, that the Lender shall have no approval rights with respect to the allocation of the equity of the reorganized Parent; PROVIDED FURTHER, that, subject to the negotiation of financial covenants reasonably acceptable to the Lender with respect to periods after substantial consummation of the Plan, the Lender approves the Plan most recently submitted to the Bankruptcy Court.

MANDATORY AND            Proceeds from the sale or other disposition of any
OPTIONAL PREPAYMENT:     assets of the Borrowers outside the ordinary course
                         of business, in excess of $6,000,000 in the aggregate, shall be paid to the Lender to reduce the amounts outstanding under the Financing Facility. Borrowers shall be permitted to prepay the Financing Facility in whole or in part at any time without penalty or premium other than the Facility Fee (as defined below).

CLOSING DATE:            The first date (the "Closing Date") on which all
                         definitive loan documentation satisfactory to the Lender (the "Loan Documents") is executed by the Borrowers and the Lender, and all conditions precedent set forth therein, including entry by the Bankruptcy
                         Court of the Final Order in form and substance satisfactory to the Lender, shall have been satisfied or waived by the Lender, which date shall not be later than July 21, 1999.

                         The Lender will provide drafts of loan documentation on or prior to June 25, 1999. The parties agree to diligently negotiate the loan documentation. The Company agrees to promptly seek Bankruptcy Court approval of the loan documentation and work diligently toward the entry of the Final Order.

COLLATERAL:              Prior to the substantial consummation of the Plan, all
                         obligations of Parent to the Lender shall be:  (X)
                         entitled to super-priority administrative expense
                         claim status pursuant to 11 U.S.C. <section>364(c)(1)
                         in the Case, subject only to (i) the payment of
                         allowed professional fees and disbursements incurred
                         by the Parent and any official committees appointed in
                         the Case, in an aggregate amount not in excess of
                         $2,000,000 at any time outstanding, provided that,
                         only professional fees and disbursements actually made
                         after the occurrence and during the continuance of an
                         Event of Default shall reduce such amount described in
                         this clause (i) on a dollar-for-dollar basis and (ii)
                         the  payment  of  fees   pursuant   to  28   U.S.C.
                         <section>1930 (collectively, the "Carve-Out Expenses")
                         PROVIDED HOWEVER that the Carve-out Expenses shall not include professional fees and disbursements incurred in connection with any claims or causes of action against the Lender challenging the Lender's rights under the Financing Facility or asserting any claims against the Lender related thereto, and (Y) secured pursuant to 11 U.S.C. <section>364(c)(2) and (c)(3) by a security interest in and lien on all now owned or hereafter acquired assets and property of the estate (as defined in the Bankruptcy Code), real and personal, of the Parent, including all of the stock of each domestic subsidiary of the Parent. The security interests in and liens on all unencumbered assets and property of the estate of the Parent shall be first priority, not subject to subordination
                         (unless agreed to by the Lender). The Lender will have a lien on the Parent's FCC licenses to the extent permitted by law.

                         All obligations of the Borrowers (including the reorganized Parent) to the Lender shall be secured by a perfected first priority (unless agreed to by the Lender) security interest in and lien on all now owned or hereafter acquired property and assets of the Borrowers, real and personal, tangible and intangible, including, without limitation, all receivables, contract rights, inventory, machinery, equipment, furniture, fixtures, leaseholds, real estate, general intangibles (including patents, trademarks, licenses and other intellectual property and tax refunds), the stock of each of the Borrowers' direct and indirect domestic subsidiaries, and all books and records related thereto and all proceeds thereof. The Lender will have a lien on the Borrowers' FCC licenses to the extent permitted by law.

                         No liens will be released until all amounts due under the Financing Facility have been paid in full in cash, except for (i) the sale or other disposition of obsolete or other assets in the ordinary course of business and (ii) the sale of assets not in the ordinary course of business of up to $6,000,000 in aggregate proceeds.

INTEREST:                The Financing Facility shall bear interest at a rate
                         per annum equal to ten percent (10%), which shall, at the option of the Borrowers (i) be payable quarterly in arrears; or (ii) accrue (i.e., pay-in-kind) monthly in arrears. All calculations shall be based upon a 360 day year for the actual number of days elapsed.

FEES:                    Commitment Fee: One percent (1%) of the amount of the
                                         Financing Facility actually funded on
                                         the Closing Date, earned in full on
                                         the date on which the Parent accepts
                                         the Commitment Letter and such
                                         Commitment Fee is approved by the
                                         Bankruptcy Court, and payable on the
                                         earlier of (i) the Closing Date and
                                         (ii) the date of substantial
                                         consummation of a plan of
                                         reorganization in the Case.

                         Facility Fee:   None

USE OF PROCEEDS:         To repay at Closing all existing debtor in possession
                         financing indebtedness of the Borrowers to MCI
                         WORLDCOM, Inc., as assignee of Merrill Lynch Global
                         Allocation Fund, and to fund working capital in the ordinary course of business of the Borrowers
                         (including capital contributions to Wireless One of North Carolina, in amounts consistent with past practice).

CONDITIONS PRECEDENT:    The obligation of Lender to extend credit or to make
                         any advances under the Financing Facility will be subject to customary conditions precedent including, without limitation, the following:

                         (a) Lender's completion of its due diligence, with results satisfactory to the Lender.

                         (b) Execution and delivery of appropriate legal documentation in form and substance satisfactory to Lender, and the satisfaction of the conditions precedent contained therein.

                         (c) Termination of existing financing facility including release of all liens and security interests.

                         (d) No material adverse change in the financial condition, business, prospects, profitability, assets or operations of the Borrowers.

                         (e) Entry of the Final Order by the Bankruptcy Court, satisfactory in form and substance to the Lender, no later than July 21,1999, which Final Order shall approve the transactions contemplated herein, grant the superpriority administrative expense claim status and liens referred to above and which Final Order shall not have been reversed, modified, amended or stayed.

                         (f) The Lender shall have been granted a perfected lien on all Collateral and shall have received UCC, tax and judgment lien searches evidencing the absence of any liens on the Collateral, except existing and other liens reasonably acceptable to the Lender.

                         (g) Opinions from the Borrowers' counsel as to such matters as the Lender and its counsel may reasonably request.

                         (h) The Lender's satisfaction with all ERISA, environmental tax and labor matters.

                         (i) The Borrowers shall have obtained all required approvals, governmental and otherwise.

                         (j) The Borrower shall have insurance, satisfactory to the Lender, such insurance with respect to the Collateral to name the Lender as loss payee.

                         (k) Such other conditions as may be required by the Lender in its reasonable discretion and which are customary in transactions of this nature.

REPRESENTATIONS          Usual representations and warranties in a debtor-in-
AND WARRANTIES:          possession financing, including, but not limited to,
                         corporate existence and good standing, authority to enter into loan documentation, occurrence of the Closing Date, validity of the Final Order, governmental approvals, financial statements, litigation, compliance with environmental, pension and other laws, taxes, insurance, absence of material adverse change, absence of default or unmatured default and priority of the Lender's liens.

COVENANTS:               Usual covenants, including, but not limited to,
                         provision of financial statements, notices of litigation, defaults and unmatured defaults and other information (including pleadings, motions, applications and other documents filed with the Bankruptcy Court or distributed to any official committee approved in the Case), compliance with laws, inspection of properties, books and records, maintenance of insurance, Year 2000 compliance, limitations with respect to liens and encumbrances, dividends and retirement of capital stock, guarantees, sale and lease back transactions, consolidations and mergers, investments, capital expenditures, loans and advances, indebtedness, compliance with pension, environmental and other laws, operating leases, transactions with affiliates and prepayment of other indebtedness, in each case subject to exceptions acceptable to the Lender.

                         Financial covenants to include minimum gross revenue and EBITDA tested both quarterly and cumulatively.

EVENTS OF DEFAULT:       Usual events of default, including, but not limited
                         to, payment, cross-default, violation of covenants, breach of representations or warranties, judgment, ERISA, environmental and change of control.

                         In addition, an Event of Default shall occur if:
                         (i)(A) the Case shall be dismissed or converted to a chapter 7 case; a chapter 11 trustee or an examiner with enlarged powers shall be appointed; any other superpriority administrative expense claim which is senior to or PARI PASSU with the Lender's claims, shall be granted; the Final Order shall be stayed, amended, modified, reversed or vacated; a Plan shall be confirmed in the Case which does not provide for payment in full in cash of the Borrowers' obligations thereunder on the Maturity Date, and the survival of all terms, provisions and conditions set forth in the definitive documentation for the Financing Facility; or an order shall be entered which dismisses the Case and which order does not provide for termination of the Financing Facility and payment in full in cash of all obligations thereunder or (B) the Borrowers shall take any action, including the filing of an application, in support of any of the foregoing or any person other than the Borrowers shall do so and such application is not contested in good faith by Borrowers and the relief requested is granted in an order that is not stayed pending appeal; or

                         (ii) the Bankruptcy Court shall enter an order granting relief from the automatic stay to the holder of any security interest in any asset of the Borrowers having a book value in an amount equal to or exceeding $100,000 in the aggregate.

                         Materiality for purposes of the Financing Facility will generally be considered as $100,000 with respect to any one incident or transaction or $1,000,000 in a series of related incidents or transactions.

DOCUMENTATION:           Borrowers' and Lender's counsel shall consult with
                         one another and make a joint determination, whether to amend the existing credit facility to reflect the terms stated herein or to create a new credit facility. If counsel cannot agree on which approach to use, Lender shall make the final decision.

GOVERNING LAW:           All documentation in connection with the Financing
                         Facility shall be governed by the laws of the State of New York applicable to agreements made and performed in such State except as governed by the Bankruptcy Code.

OUT-OF-POCKET            All fees, including reasonable legal fees, and all
EXPENSES:                reasonable out-of-pocket expenses associated with the
                         transaction are to be paid by the Borrowers at Closing
                         (other than the fees of Lender's in-house counsel and other in-house advisors).